UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

May 17, 2007

Commission file number 1-8572

TRIBUNE COMPANY
(Exact name of registrant as specified in its charter)

Delaware	36-1880355
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

435 North Michigan Avenue Chicago, Illinois	60611
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:  (312) 222-9100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐            Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.                                    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

First Step Credit Facilities

On May 17, 2007, Tribune Company (the “Company”) entered into a Credit Agreement (the “Credit Agreement”), attached as Exhibit 4.1 hereto, by and among the Company, as borrower, the lenders party thereto, JPMorgan Chase Bank, N.A. (“JPMCB”), as administrative agent, Merrill Lynch Capital Corporation (“Merrill Lynch”), as syndication agent, Citicorp North America, Inc., Bank of America, N.A. (“Bank of America”) and Barclay’s Bank plc, as co-documentation agents, and J.P. Morgan Securities Inc. (“JPMorgan”), Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc. (“CGMI”) and Banc of America Securities LLC (“BAS”), as joint lead arrangers and joint bookrunners, which Credit Agreement contains the negotiated terms and conditions originally contemplated in the commitment letter entered into by the Company on April 1, 2007, as amended and restated on April 5, 2007, which was Exhibit 10.10 to the Form 8-K, dated as of April 1, 2007 and filed with the Securities and Exchange Commission on April 5, 2007 (the “April 1 Form 8-K”), with respect to new $8.028 billion senior secured credit facilities (the “First Step Credit Facilities”). The proceeds of the Credit Agreement are intended to be used by the Company, among other ways, in connection with the consummation of the Company’s previously announced tender offer, to refinance certain existing indebtedness of the Company and for general corporate purposes.

The First Step Credit Facilities consist of (a) a $1.50 billion Senior Tranche X Term Loan Facility (the “Tranche X Facility”), (b) a $5.515 billion Senior Tranche B Term Loan Facility (the “Tranche B Facility”), (c) a $263 million Delayed Draw Senior Tranche B Term Loan Facility (the “Delayed Draw Facility”) and (d) a $750 million Revolving Credit Facility (the “Revolving Credit Facility”). The Revolving Credit Facility will include a letter of credit subfacility in an amount up to $250,000,000 and a swing line facility in an amount up to $100,000,000. Additionally, the Credit Agreement permits the Company to borrow a $2.105 billion incremental term loan facility (which is part of the financing covered by the additional commitment letter (the “Second Step Commitment Letter”), which was Exhibit 10.11 to the April 1 Form 8-K, entered into by the Company on April 1, 2007, which was amended and restated on April 5, 2007, with JPMorgan, JPMCB, Merrill Lynch, CGMI, on behalf of certain of its affiliates, Bank of America, Banc of America Bridge LLC and BAS with respect to a $2.105 billion incremental term loan facility which will be included in the First Step Credit Facilities (the “Incremental Facility”) and a $2.1 billion senior unsecured bridge facility (together with the Incremental Facility, the “Second Step Credit Facilities” and, together with the First Step Credit Facilities, the “Credit Facilities”)), upon the satisfaction of certain conditions contained in the Credit Agreement and the Second Step Commitment Letter, including the consummation of the merger (the “Merger”) contemplated by the Agreement and Plan of Merger, dated as of April 1, 2007, by and among the Company, Tesop Corporation, GreatBanc Trust Company, not in its individual or corporate capacity, but solely as trustee of the Tribune Employee Stock Ownership Trust, which forms a part of the Tribune Employee Stock Ownership Plan and EGI-TRB, L.L.C. (the “Zell Entity”) (solely for the limited purposes of Section 8.12 thereof), on or before May 31, 2008.

Material Terms of the Credit Agreement

The Credit Agreement provides that prior to the closing of the Second Step Credit Facilities, the Tranche X Facility (a two-year term facility) will bear interest per annum at a variable rate equal to, at the Company’s election, either the applicable base rate plus a margin of 150 basis points or LIBOR plus a margin of 250 basis points. On and after the closing of the Second Step Credit Facilities, the margins applicable to the Tranche X Facility will increase to 175 basis points and 275 basis points, respectively. On the closing date of the Credit Agreement, the Tranche B Facility (a seven-year term facility), the Delayed Draw Facility (a seven-year term facility) and the Revolving Credit Facility (a six-year revolving facility) will bear interest per annum at a variable rate equal to, at the Company’s election, either the applicable base rate plus a margin of 200 basis points or LIBOR plus a margin of 300 basis points. Undrawn amounts under the Delayed Draw Facility will accrue a commitment fee at a per annum rate of 75 basis points and undrawn amounts under the Revolving Credit Facility will accrue a commitment fee at a per annum rate of 50 basis points.

With respect to the Revolving Credit Facility only, the margin applicable to base rate advances, the margin applicable to LIBOR advances and the commitment fee applicable to undrawn amounts of the Revolving Credit Facility are subject to decreases after the closing date of the Credit Agreement based on a leverage-based grid. Also, the interest rate applicable to the Tranche X Facility, the Tranche B Facility, the Delayed Draw Facility and the Revolving Credit Facility is subject to a 25 basis point reduction if the Merger is not consummated and the Company’s corporate credit ratings are at a specified level.

The Tranche X Facility must be repaid in an aggregate principal amount of $750,000,000 on the date which is 18 months after the initial draw under the Credit Agreement or, if such date is not a business day, the first business day thereafter, which amount may be adjusted to reflect optional prepayments or other mandatory prepayments (described below) applied thereto; the remaining outstanding amount of the Tranche X Facility must be repaid on the date which is two years after the initial draw under the Credit Agreement or, if such date is not a business day, the first business day thereafter if not repaid sooner. The Tranche B Facility and the Incremental Facility, if any, will amortize at a rate of 1.0% per annum (payable quarterly) prior to maturity, on which date the remaining principal amount will be payable in full. The Delayed Draw Facility will automatically become part of the Tranche B Facility when made and will amortize based upon the Tranche B Facility amortization schedule. Prior to the first anniversary of the closing date of the Credit Agreement, optional prepayments on the Tranche X Facility and the Tranche B Facility with the proceeds of a substantially concurrent issuance of loans under any senior secured credit facilities pursuant to the Credit Agreement must be accompanied by a prepayment fee equal to 1.00% of the aggregate amount of such prepayments if the interest rate spread applicable to such new loans is less than the interest rate applicable to the Tranche X Facility or the Tranche B Facility. Except as described in the immediately preceding sentence, the Tranche X Facility, the Tranche B Facility, the Incremental Facility, if any, the Delayed Draw Facility and the Revolving

Credit Facility will be prepayable at any time prior to maturity without penalty, and the unutilized portion of the commitments under the Revolving Credit Facility or the Delayed Draw Facility may be reduced at the option of the Company without penalty.

Loans under the Tranche X Facility, the Tranche B Facility, the Incremental Facility, if any, the Delayed Draw Facility and the Revolving Loan Facility will be required to be repaid with the following proceeds, subject to certain exceptions and exclusions set forth in the Credit Agreement: (a) 100% of the net cash proceeds from the issuance or incurrence of debt for borrowed money by the Company or any subsidiary (other than debt permitted to be incurred under the negative covenants contained in the Credit Agreement (with certain exclusions)); (b) certain specified percentages of excess cash flow proceeds based on a leveraged-based grid ranging from 50% to 0%; (c) once the aggregate amount of net cash proceeds from all asset sales, share issuances by the Company’s subsidiaries and casualty events exceeds $50 million, 100% of such net cash proceeds unless the Company reinvests the proceeds pursuant to the terms of the Credit Agreement; and (d) 100% of net cash proceeds from certain dispositions.

The Tranche X Facility, the Tranche B Facility, the Delayed Draw Facility, the Incremental Facility, if any, and the Revolving Loan Facility will be guaranteed by certain of the Company’s direct and indirect U.S. subsidiaries and secured by a pledge of the capital stock of certain specified subsidiaries of the Company. Certain outstanding senior notes of the Company (the “Existing Notes”) will be secured on an equal and ratable basis with the First Step Credit Facilities and the Incremental Facility, if any, as required by the terms of the indentures governing such Existing Notes.

The Credit Agreement contains representations and warranties, affirmative and negative covenants and events of default, in each case subject to customary and negotiated exceptions and limitations, as applicable. In addition, the Credit Agreement includes three financial covenants with which the Company must comply, including a maximum total guaranteed leverage ratio, a minimum interest coverage ratio and limitations on capital expenditures. The Credit Agreement also provides that a condition to the consummation of the Merger will be the execution by the Zell Entity of an agreement, guaranteed by Samuel Zell, providing that the Zell Entity will invest up to an additional $100 million in Company Common Stock (as defined below) or subordinated debt of the Company in certain circumstances.

There is a possibility that the Company will not be able to borrow funds under the First Step Credit Facilities if any of the conditions in the Credit Agreement or the other documents evidencing the First Step Credit Facilities are not met. The Company currently has no alternative financing arrangements in place if the proceeds of the First Step Credit Facilities are not available to it.

The foregoing summary of the material terms of the Credit Agreement is qualified in its entirety by the complete terms and conditions of the actual Credit Agreement, which is attached as Exhibit 4.1 hereto incorporated herein by reference. The foregoing summary may not contain all of the information about the Credit Agreement that is important to you.

ITEM 2.03                                  CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

(a)

The information set forth above in Item 1.01 of this Form 8-K is incorporated herein by reference.

Important Additional Information Regarding the Merger and the Tender Offer will be filed with the SEC:

In connection with the proposed Merger, the Company will file a proxy statement and other documents with the Securities and Exchange Commission (the “SEC”). BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE PROPOSED MERGER, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed by the Company with the SEC at the SEC’s website at http://www.sec.gov. The definitive proxy statement and other relevant documents may also be obtained free of charge on the Company’s website at www.tribune.com or by directing a request to Tribune Company, 435 North Michigan Avenue, Chicago, IL 60611, Attention: Investor Relations. You may also read and copy any reports, statements and other information filed by the Company with the SEC at the SEC public reference room at 450 Fifth Street, N.W. Room 1200, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

The Company and its directors and executive officers may be deemed to be “participants” in the solicitation of proxies from the stockholders of the Company in connection with the proposed merger. Information about the Company and its directors and executive officers and their ownership of common stock of the Company, par value $0.01 per share (“Company Common Stock”) is set forth in the proxy statement for Tribune’s Annual Meeting of Shareholders, which Tribune is required to file with the SEC. Stockholders and investors may obtain additional information regarding the interests of the Company and its directors and executive officers in the merger, which may be different than those of the Company’s stockholders generally, by reading the proxy statement and other relevant documents regarding the merger, which will be filed with the SEC.

* * * * *

The disclosures included in this Current Report on Form 8-K are for informational purposes only and are not an offer to buy or the solicitation of an offer to sell any shares of Company Common Stock. The solicitation of offers to buy Company Common Stock is being made pursuant to the offer to purchase and related materials that the Company has sent to its shareholders. Shareholders should read those materials carefully because they contain important information, including the various terms and conditions of the offer. Shareholders can obtain copies of the offer to purchase and related materials filed by the Company as part of the statement on Schedule TO with the SEC on April 25, 2007, as amended, through the SEC’s internet address at http://www.sec.gov without charge. Shareholders can also obtain copies of the offer to purchase and related materials, filed with the SEC (excluding exhibits), without charge from the company or by written or oral request directed to Innisfree M&A Incorporated, 501 Madison Avenue, New York, New York 10022, telephone number 1 (877) 825-8621 (banks and brokerage firms call collect (212) 750-5833).

ITEM 9.01.            FINANCIAL STATEMENTS AND EXHIBITS.

(d)

Exhibits to this Form 8-K

Exhibit No.	Description
4.1

Credit Agreement, dated as of May 17, 2007, by and among Tribune Company, as borrower, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent, Merrill Lynch Capital Corporation, as syndication agent, Citicorp North America, Inc., Bank of America, N.A., and Barclay’s Bank plc, as co-documentation agents and J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner and Smith Incorporated, Citigroup Global Markets Inc. and Banc of America Securities LLC, as joint lead arrangers and joint bookrunners*

*       All schedules and exhibits to this Exhibit have been omitted in accordance with 17 CFR §229.601(b)(2). The registrant agrees to furnish supplementally a copy of all omitted schedules and exhibits to the Securities and Exchange Commission upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIBUNE COMPANY
(Registrant)

Date: May 17, 2007	/s/ Mark W. Hianik
Mark W. Hianik
Vice President/Assistant General Counsel

EXHIBIT INDEX

Exhibits to this Form 8-K

Exhibit No.	Description
4.1

Credit Agreement, dated as of May 17, 2007, by and among Tribune Company, as borrower, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent, Merrill Lynch Capital Corporation, as syndication agent, Citicorp North America, Inc., Bank of America, N.A., and Barclay’s Bank plc, as co-documentation agents and J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner and Smith Incorporated, Citigroup Global Markets Inc. and Banc of America Securities LLC, as joint lead arrangers and joint bookrunners*

*       All schedules and exhibits to this Exhibit have been omitted in accordance with 17 CFR §229.601(b)(2). The registrant agrees to furnish supplementally a copy of all omitted schedules and exhibits to the Securities and Exchange Commission upon its request.